SHARE CAPITAL	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
SHARE CAPITAL
11.    SHARE CAPITAL

a)	Authorized

The Company’s share capital consists of an unlimited number of common shares and an unlimited number of preferred shares.  As of December 31, 2013 and 2012, there were no preferred shares outstanding.

b)	Issued and outstanding

Pursuant to option exercises, during the year ended December 31, 2013, the Company issued 219,755 common shares to employees for cash consideration of $484.  In addition to the cash consideration, $209 was transferred from additional paid-in capital to share capital.

Pursuant to a public offering, during the year ended December 31, 2013, the Company issued 5,750,000 common shares at a public offering price of $3.50 per share for gross proceeds of approximately $20,100. The difference between the gross proceeds and the amount disclosed in the consolidated statements of shareholders’ equity is due to fees associated with the issuance.

Pursuant to option exercises, during the year ended December 31, 2012, the Company issued 1,086,102 common shares to employees for cash consideration of $2,420.  In addition to the cash consideration, $989 was transferred from additional paid-in capital to share capital.

c)	Stock-based compensation plan

On May 20, 2005, the Board of Directors approved a stock option plan (the “Plan”) for the employees, directors, officers and consultants of the Company and any of its subsidiaries, which govern all options granted under the Plan.  At the 2013 Annual Meeting on May 2, 2013, the shareholders reaffirmed the plan.  Under the Plan, options to purchase common shares of the Company may be granted by the Board of Directors.  The exercise price of the options granted is established by the Board of Directors based on the fair market value of the common shares, as of the date of the grant.  The maximum number of common shares, which may be issued pursuant to options granted under the Plan, is equal to 15% of the common shares of the Company outstanding at any time.

Options granted under the Plan generally vest over a four-year period and may be exercised in whole or in part as to any vested options prior to the expiry time as follows:  25% on or after the first anniversary of the grant date, increasing 6.25% per quarter thereafter until fully vested after four years.  Options generally expire six years after the date of the grant.  The vesting of options granted under the plan ceases upon the death or the termination of employment of the participant or the participant ceases to be a director.  The participant thereafter has 90 days to exercise any vested and unexpired options, failing which any unexercised options shall lapse.  The Board of Directors, at their discretion, may accelerate the vesting period of individual grants as deemed appropriate.

The Board of Directors may accelerate the vesting of all unvested options, in the event of certain change of control transactions, including without limitation a takeover bid, merger or other structured acquisition.  The Board may further force the exercise of any and all vested options, and/or may cancel or replace any unvested options in any manner the Board deems reasonable, in its unfettered discretion.  The Company can satisfy its obligation from the exercise of options by either issuing shares or repurchasing shares on the market.  To date the Company has chosen to issue shares and does not expect to repurchase shares from the market to satisfy expected exercises of stock options.

The outstanding options and the activity relating to these options are as follows:

			Average	Aggregate
		Weighted average	remaining	intrinsic
	Number of	exercise price	contractual	value
	options	(CDN$)	life in years	(CDN$)

Balance as at January 1, 2013	4,312,165	$4.52
Granted	2,148,146	2.53
Exercised	(219,755)	2.26
Forfeited	(721,327)	4.19
Expired	(662,247)	5.52
Balance December 31, 2013	4,856,982	$3.66
Exercisable as of December 31, 2013	1,698,629	$4.80	3.0	$-
Vested and expected to vest as of December 31, 2013	4,095,682	$3.81	4.2	$134

The aggregate intrinsic value, in the table above, represents the total pre-tax intrinsic value (the aggregate difference between the closing stock price of the Company’s common shares on December 31, 2013 and the exercise price for the in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2013.  The total intrinsic value of the stock options exercised during years ended December 31, 2013 and 2012 calculated using the average market price during the respective year was $133 and $707.

The following table summarizes options outstanding and exercisable at December 31, 2013:

			Weighted		Weighted
	Number of	Exercise price	average	Number of	average
Year	options	range	exercise price	options	exercise price
granted	outstanding	(CDN$)	(CDN$)	exercisable	(CDN$)

2008	218,746	2.40 to 5.00	4.51	218,746	4.51
2009	202,989	2.01 to 5.60	4.91	202,989	4.91
2010	424,363	5.52 to 6.45	5.93	360,421	5.98
2011	647,172	2.73 to 7.65	3.87	363,630	4.18
2012	1,351,561	2.73 to 7.18	4.26	552,843	4.52
2013	2,012,151	1.27 to 3.33	2.49	-	-
	4,856,982	$1.27 to $7.65	$3.66	1,698,629	$4.80

The following assumptions were used in the calculation of the fair value of options granted during the year using the Black-Scholes option-pricing model:

	2013	2012

Number of options granted during the year	2,148,146	1,390,225
Weighted average grant date fair value of stock options granted during the year (CDN$)	$1.21	$1.92
Risk-free interest rate	1.45%	1.35%
Dividend yield	0%	0%
Expected life of the options	4.25 years	4.25 years
Expected volatility of the underlying stock	58.81%	68.29%

Expected volatilities are based on the historic volatility of the Company’s shares as this represents the most appropriate basis to determine the expected volatility in future years.

The estimated grant date fair value of the options is expensed on a straight-line basis over the option’s vesting period.  During the years ended December 31, 2013 and 2012, the Company recorded an expense of $1,885 and $1,559 related to stock options with a corresponding credit to additional paid-in capital.  The table below summarizes the effect of recording shared based compensation expense for the year:

	2013	2012

Administrative	$939	$693
Sales and marketing	499	449
Customer support and operations	223	152
Research and development	224	265
Net decrease in earnings	$1,885	$1,559

The following table presents information on unvested stock options for the year:

		Weighted average
	Number of	grant date fair value
	options	(CDN$)

Balance as at January 1, 2013	2,314,466	$2.17
Granted during the year	2,148,146	1.21
Vested during the year	(845,438)	2.26
Forfeited during the year	(458,821)	1.89
Balance as of December 31, 2013	3,158,353	$1.53

As of December 31, 2013, there was $3,126 of unrecognized stock-based compensation expense related to unvested stock options.  This will be expensed over the vesting period, which on a weighted-average basis, results in a period of approximately 2.7 years.  The total fair value of stock options vested during the years ended December 31, 2013 and 2012 was $1,841 and $1,614. The weighted average grant date fair value (CDN$) of options granted during the year ended December 31, 2012 was $1.92.

d)	Basic and diluted loss per share

When the Company is in a loss position, there are no adjustments to the weighted number of shares outstanding for the purposes of calculating diluted loss per share because to do so would be anti-dilutive.  As of December 31, 2013 and 2012, 463,915 and 452,344 stock options and warrants could potentially dilute basic EPS in the future.  These options and warrants were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the years presented.